UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007

Rogers Corporation
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(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
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(State or Other Jurisdiction of Incorporation)

1-4347	06-0513860
__________________________	_______________________________
(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188
Rogers, Connecticut  06263-0188
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(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code (860) 774-9605

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01	Regulation FD Disclosure

Rogers Corporation held its annual meeting of shareholders on April 26, 2007 in Hartford, CT. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits.

	Exhibit No.	Description

	99.1	Press Release, dated April 26, 2007, issued by Rogers Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

Date: April 26, 2007	By:	/s/ Dennis M. Loughran
Name: Dennis M. Loughran
Title: Vice President, Finance and Chief Financial Officer